FIRST CHOICE EQUITY FUND
                                   a series of

                            FIRST CHOICE FUNDS TRUST

                  c/o First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  P.O. Box 5176
                      Westborough, Massachusetts 01581-5176

                            www.firstchoicefunds.com

                        General and Account Information:
                                  1-888-FIRST16


                     FIRST AMERICAN CAPITAL MANAGEMENT, INC.
                               Investment Adviser

                    FIRST DATA INVESTOR SERVICES GROUP, INC.
                        Administrator and Transfer Agent

                          FIRST DATA DISTRIBUTORS, INC.
                                   Distributor





                            FIRST CHOICE EQUITY FUND

                                   PROSPECTUS



         This Prospectus describes the First Choice Equity Fund (the "Fund") which is a diversified portfolio of First Choice Funds Trust. The Fund's investment objective is to provide long-term capital growth and income by investing primarily in common stocks.

         The Fund is managed by First American Capital Management, Inc. ("First American" or the "Adviser"). First American is an affiliate of The First American Financial Corporation, a leading provider of real estate related financial and information services to real property buyers and mortgage lenders and trust services through its affiliate companies. See "Management of the Fund" in this Prospectus.

         The Fund offers, and the Prospectus relates to, two classes of shares - the Institutional Class and the Retail Class. The Retail Class shares are available to customers through authorized banks, trust companies, broker-dealers or other financial organizations at a sales charge of 4.5% (4.71% of the amount invested). The Institutional Class shares are subject to a minimum investment of $50,000 and are available to institutional investors (i.e. banks, trust companies, insurance companies, corporations, high net worth investors and other institutional investors) without a sales charge. The Retail Class shares and Institutional Class shares are identical in all other respects, with the exception that the Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees.

         The Fund is a separate investment portfolio of First Choice Funds Trust (the "Trust"), a Delaware business trust and open-end investment management company. The Trust also offers two money market funds ("U.S. Treasury Reserve Fund" and "Cash Reserve Fund") under a separate Prospectus.

         Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by The First American Financial Corporation or its affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and may involve investment risk, including the possible loss of principal.

         This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

         A Statement of Additional Information dated December 15, 1998 as revised on February 10, 1999 (the
"SAI"), containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is available, along with other materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or telephone number printed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Date of this Prospectus is December 15, 1998 as revised on June 30, 1999.

                                TABLE OF CONTENTS

                                                                           Page

FUND EXPENSES............................................................    5
FINANCIAL HIGHLIGHTS.....................................................    6
HIGHLIGHTS...............................................................    6
INVESTMENT OBJECTIVE AND POLICIES........................................    8
INVESTMENT PRACTICES.....................................................    8
INVESTMENT RESTRICTIONS..................................................   10
RISKS OF INVESTING IN THE FUND...........................................   11
MANAGEMENT OF THE FUND...................................................   11
FUND SHARE VALUATION.....................................................   14
PRICING AND PURCHASE OF FUND SHARES......................................   14
MINIMUM PURCHASE REQUIREMENTS............................................   15
INDIVIDUAL RETIREMENT ACCOUNTS...........................................   15
EXCHANGE OF FUND SHARES..................................................   16
REDEMPTION OF FUND SHARES................................................   16
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX..........................   17
OTHER INFORMATION........................................................   18

                                  FUND EXPENSES

     The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund. The information is based upon expenses for the Fund for the fiscal year ended September 30, 1998, adjusted to reflect anticipated expense levels and current waivers. For the period ended September 30, 1998, First American Trust Company held 99% of the outstanding Shares of the Equity Fund.

                                                                    Institutional         Retail
                                                                        Class              Class
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)....................................  None              4.5%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)....................................  None              None
Deferred Sales Load (as a percentage of redemption proceeds)...........  None              None
Redemption Fees1.......................................................  None              None
Exchange Fees..........................................................  None              None
Annual Fund Operating Expenses:
(as a percentage of average net assets)
Management Fees (after waiver)2........................................ 0.00%              0.00%
12b-1 Fees.............................................................  None              0.25%
Other Expenses
     Shareholder Servicing Expenses ...................................  None             0.25%3
     Other Operating Expenses (after waiver and/or reimbursement)4..... 1.25%              1.25%
Total Fund Operating Expenses (after waiver and/or reimbursement)4..... 1.25%              1.75%

As a result of the payment of sales charges and Rule 12b-1 expenses, long term shareholders of the Retail Class may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf. Individual Retirement
         Accounts are subject to an establishment fee ($7.50), annual maintenance and custody fee ($15) and termination fee ($12).

2 Absent waivers, which may be discontinued at any time, management fees would be 1.00%.

3 The Retail Class of the Fund imposes a fee of up to 0.25% for servicing, recordkeeping, sub-accounting, subtransfer agency, communication with shareholders, fiduciary services (excluding investment management) and asset allocation services.

4 Absent waivers and/or reimbursements, which may be discontinued at any time, "Other Operating Expenses" and "Total Fund Operating Expenses" would be 1.44% and 1.44% for the Institutional Class and 2.44% and 2.94% for the Retail Class of the Fund, respectively.

Example:*

         You would pay the following expenses on a $1,000 investment, assuming 5% gross annual return, reinvestment of all dividends and distributions, that the percentage amounts listed as "Total Fund Operating Expenses" remain the same each year and redemption at the end of each time period:

                                                         Institutional   Retail
                                                            Class        Class
1 year.................................................      $13          $62
 3 years...............................................      $40          $98
 5 years...............................................      $69          $136
 10 years..............................................      $151         $242

         The purpose of this table is to assist a shareholder in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more detailed discussion of other matters, investors should refer to the appropriate sections of the Prospectus.

* This example should not be considered a representation of past or future expenses or return. The example assumes a 5% annual return; however, actual Fund expenses and return will vary from year-to-year and may be higher or lower than those shown.

                                                   FINANCIAL HIGHLIGHTS

         The following financial information has been derived from the financial statements of the Trust. The financial statements for the most recent fiscal period ended September 30, 1998 are incorporated by reference into the SAI and have been audited by PricewaterhouseCoopers LLP whose report thereon is also incorporated by reference into the SAI. You may obtain the Annual Report, without charge, by calling the Trust at 1-888-FIRST16.


                                                                               Equity Fund
                                                                              Period Ended
                                                                          September 30, 1998 (a)
                                                                 Retail                       Institutional
                                                     -------------------------------  ------------------------------
                                                                  Class                           Class
Net Asset Value, beginning of period.............    $                10.00            $                 10.00
                                                     -------------------------------  ------------------------------


Income from Investment Operations:
    Net investment income........................                      0.00                               0.01
    Net realized and unrealized gain (loss) on
       investments...............................                     (0.54)                             (0.54)
                                                                      ------                             ------
        Total from Investment Operations.........                     (0.54)                             (0.53)
                                                                      ------                             ------

Less Distributions:
                                                                       ---                                ---
    Dividends from net investment income.........               ________________                   ________________
Net Asset Value, end of period...................    $                 9.46            $                   9.47
                                                     ============================   ==============================

Total Return.....................................                     (5.40)%(c)                         (5.30)%(c)

Ratios/Supplemental Data:
Net Assets, end of period (000s).................    $                  126             $                 14,226
Ratios to average net assets:
    Net investment income*.......................                      0.05%(b)                           0.30%(b)
    Operating expenses*..........................                      1.50%(b)                           1.25%(b)
    Operating expenses excluding
       reimbursement, waiver and custody
       earnings credits..........................                      2.69%(b)                           2.44%(b)
Net investment income excluding
 .................reimbursements, waivers and
custody                                                               (1.13)%(b)                         (0.88)%(b)
 .........................................earnings
credits..........................................
Portfolio Turnover Rate..........................                     47%(c)                             47%(c)

* During the period certain expenses were reduced for credits earned at Custodian bank. If such credits had not occurred, the ratios would have been as indicated. Impact of custody earnings credits was less than 0.01% and $0.001 per share at September 30, 1998.
(a)      The Fund commenced operations on June 2, 1998.
(b)      Annualized
(c)      Not annualized

                                   HIGHLIGHTS

Investment Objective and Policies of the Fund

         The Fund seeks long-term capital growth and income by investing primarily in common stocks. The Adviser uses a combination of qualitative and quantitative research techniques to identify companies that it believes have above average quality and growth characteristics and that are attractively valued. The Fund's investments represent numerous industry sectors and are evaluated for optimal fit within the total portfolio.

         From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash, cash equivalents and debt securities when the Adviser deems such a position advisable in light of economic or market conditions. The Fund also may invest a portion of its assets in foreign securities and in equity securities of smaller companies, engage in short selling, invest in futures and options and invest in convertible debt or preferred securities. In addition, the Fund may invest to a limited extent in illiquid or restricted securities. See "Investment Objective and Policies."

Risks of Investing in the Fund

         The Fund is subject to market risk - the possibility that its net asset value will decline with changes in the market value of the Fund's portfolio securities. The Fund's investments represent proportionate interests in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. The Fund's investments in smaller companies and foreign securities also involve greater risk of volatility of the Fund's net asset value than that associated with larger, more established domestic companies. While smaller companies may offer better growth potential than larger companies, they also may be more sensitive to changing market conditions. The Fund's use of hedging techniques and derivatives also entails potential risks. See "Risks of Investing in the Fund."

Management of the Fund

         First American acts as investment adviser to the Fund. For such services, First American receives fees from the Fund based upon the Fund's average daily net assets. See "Management of the Fund" in this Prospectus.

         First Data Investor Services Group, Inc. ("Investor Services Group") acts as administrator and transfer agent to the Fund and is sometimes referred to herein as "Administrator" or "Transfer Agent." First Data Distributors, Inc. acts as distributor to the Fund and is sometimes referred to herein as "Distributor." For its services, the Administrator receives a fee from the Fund based on the Fund's average daily net assets. See "Management of the Fund" in this Prospectus. The Distributor distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses.

Guide to investing in the First Choice Family of Funds

         Purchase orders for the Fund received by 4:00 p.m. Eastern time, are subject to the following limitations:


                                                              Institutional        Retail
                                                                  Class             Class

Minimum Initial Investment..............................         $50,000           $1,000

Minimum Initial Investment for IRAs.....................      Not Applicable         $250

Minimum Subsequent Investment...........................          $1,000              $50

     The Fund's Institutional Class shares are purchased at net asset value. The Retail Class shares are subject to a 4.5% sales charge at the time of purchase.

         Shareholders may exchange shares between the First Choice Funds by telephone or mail. Exchanges may not be effected by facsimile.

                                                       Institutional    Retail
                                                           Class         Class

Minimum initial exchange...........................       $50,000       $1,000

(no minimum for subsequent exchanges)

         Shareholders may redeem shares by telephone or mail. Shares may not be redeemed by facsimile.

o Redemption requests made by telephone may designate the proceeds to be wired to a previously designated bank account or mailed to the address of record.

o The Fund reserves the right to involuntarily redeem upon not less than 30 days notice all shares in an account which have an aggregate value less than the required minimum.

         (Redemption   by  telephone  is  not   available  for  IRAs  and  trust
relationships.)

         All distributions will be automatically paid in additional shares at net asset value of the Fund unless cash payment is requested.

o        Distributions from the Fund are paid quarterly.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a separate investment portfolio, commonly known as a mutual fund. The Fund is a diversified portfolio of a business trust, First Choice Funds Trust, organized under the laws of Delaware as an open-end investment management company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust.

         The investment objective of the Fund is to seek long-term capital growth and income by investing primarily in common stocks. The Fund's investment objective is a fundamental policy and, as such, may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the Fund's investment objective will be achieved.

         Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities issued by companies in a variety of different industries. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks. The Fund intends to achieve its investment objective through capital appreciation of its portfolio holdings over time and, to a lesser extent, dividend income. Although current income is a secondary consideration, many of the Fund's investments should provide regular dividends which are expected to grow over time. The Fund allocates its investments among different industries and companies and adjusts its portfolio securities for investment considerations and not for short-term trading purposes.

         The Fund may invest in the common stock of smaller companies (market capitalization less than $1 billion at the time of purchase), debt or preferred equity securities convertible into or exchangeable for equity securities, foreign securities, stock index futures and options, illiquid and restricted securities and Rule 144A private placements. See "Investment Practices" and "Risks of Investing in the Fund."

         The Fund's investments will be selected from a large universe of companies. In selecting equity investments for the Fund, the Adviser will utilize a combination of quantitative and qualitative analysis to identify those issuers that, in the Adviser's opinion, exhibit above-average quality and growth characteristics and are attractively valued. Numerous factors are considered in the selection process, including but not limited to, corporate profitability, earnings growth prospects, dividend yield and market valuation. The selection process includes evaluation of both growth and value characteristics of a stock's relative attractiveness. Each investment is also evaluated for its fit within the overall portfolio. An optimization process helps to determine the desired mix of stock holdings. The optimization process takes into account, but is not limited to, industry exposure, position size, liquidity and economic sector allocation.

         There may be periods during which, in the opinion of the Adviser, market conditions warrant an increase in the Fund's investments in cash and cash equivalents or investment in debt securities for temporary defensive or emergency purposes. In such circumstances, the Fund may hold less than 80% of its assets in equity securities.

         The Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI describes specific investment restrictions which govern the Fund's investments. Except for the Fund's investment objective and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed solely with the approval of the Board of Trustees.

                              INVESTMENT PRACTICES

         The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund. The following is a description of certain investment practices of the Fund:

         Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents proportionate ownership in the issuing company. As an owner, the Fund participates in the success or failure of its portfolio companies. The market value of the Fund's holdings can fluctuate significantly, reflecting the business performance of the issuer, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

         Convertible Securities. The Fund may invest in bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable  exchange  ratio  into  shares  of  common  stock.  Prior  to their conversion, convertible securities may have characteristics similar to nonconvertible securities of the same type.

         Foreign Securities and American Depository Receipts ("ADRs"). The Fund may invest up to 20% of its total assets in foreign securities, including ADRs, which meet its investment objective. ADRs are dollar-denominated receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit and traded in the U.S. securities markets. The Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The issuer of the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

Derivatives and Hedging Transactions

         The Fund may, but is not required to, utilize strategies to attempt to manage risks associated with broad market or specific security price movements or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are accepted generally as a part of modern portfolio management and are utilized regularly by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities indices and may purchase and sell financial futures contracts and options thereon (collectively "Strategic Transactions"). An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option. Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes and for risk management purposes. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, or to establish a position in the derivative markets as a temporary substitute for purchasing or selling. The Fund will not enter into Strategic Transactions for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and no single strategy dictates the use of one technique over another as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to employ Strategic Transactions successfully depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See "Risks of Investing in the Fund."

         "When-Issued", "Delayed-Delivery" and "Forward Commitment" Transactions. The Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to complete the transaction. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets, equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Fund and may contribute to volatility of the Fund's net asset value. For further information, refer to the SAI.

         Loans of Portfolio Securities. To increase current income, the Fund may lend its portfolio securities in an amount up to 33% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the Fund and are subject to the same risks as repurchase agreements. For further information, refer to the SAI.

         Repurchase Agreements. The Fund may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement, the Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of such securities. The Fund may invest up to 100% of its net assets in repurchase agreements maturing in seven days or less should market conditions warrant; however, the Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven calendar days (taking into consideration certain guarantees and demand features) or in securities for which market quotations are not readily available. For further information, refer to the SAI.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940 (the "1940 Act").

         Portfolio Turnover. The Fund will buy and sell securities to take advantage of investment opportunities and enhance overall investment return consistent with the Fund's investment objective. In general, the Adviser will not consider the portfolio turnover rate to be a limiting factor in determining when or whether to purchase or sell securities in pursuit of the Fund's objective. Portfolio transactions involve costs in the form of brokerage commissions and may result in the realization of net capital gains which would be taxable to shareholders when distributed. The Fund's portfolio turnover rate for the period ended September 30, 1998 was 47%.

                             INVESTMENT RESTRICTIONS

         The Fund also operates under certain investment restrictions. Certain of the Fund's investment restrictions are set forth below. For a complete list of the Fund's investment restrictions, see "Investment Restrictions" in the SAI. The following investment restrictions are fundamental policies of the Fund, which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares. See the "Other Information -Voting" section in the Prospectus.

(1) The Fund may not borrow money or pledge or mortgage its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 33% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of the Fund's assets (but investments may not be purchased by the Fund while any such borrowings exist).

(2) The Fund may not make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

(3) The Fund will not purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to obligations issued or guaranteed by the U.S.
         Government or its agencies and instrumentalities.

(4) The Fund will not purchase a security if, as a result, with respect to 75% of its total assets (a) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies and instrumentalities, or (b) the Fund would own more than 10% of the outstanding voting securities of such issuer.

 (5) The Fund will invest at least 65% of its total assets in equity securities.


         As a matter of non-fundamental policy of the Fund, which can be changed by approval of a majority of the Board of Trustees, the Fund may not invest more than 15% of the aggregate value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange).

         If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                         RISKS OF INVESTING IN THE FUND

         The net asset value ("NAV") of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The stock market tends to be cyclical with periods of generally rising stock prices and periods of generally declining prices. In addition, the market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

         The Adviser will attempt to minimize the risks described herein by broad diversification of the Fund's portfolio. However, there can be no assurance that such diversification will prevent loss in value of certain portfolio securities or in the Fund's net asset value. Accordingly, an investment in the Fund may not be suitable for all investors.

         Stocks of Smaller Companies. Smaller company stocks historically entail greater volatility in price than the stock market as a whole and at times fluctuate in value independently of the broad stock market. Often smaller companies are less established, and may have less experienced management, limited product lines, markets or financial resources. The liquidity and marketability of such companies may be limited, and consequently may produce more abrupt or erratic price movements than securities of larger, more established companies or market averages in general.

     Convertible Securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than an issuer's common stock.

         Foreign Securities and ADRs. Investments in foreign securities and ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers, including through ADRs, are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, developments which could adversely affect the value of the particular security or ADR. There may be less publicly available information about a foreign company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the foreign company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

         Illiquid or Restricted Securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which the securities have been valued by the Fund.

         Strategic Transactions. The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity, and to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of Strategic Transactions could result in losses greater than if they had not been used. In addition, the variable degree of correlation between price movements in the related portfolio position creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. Futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund may be unable to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts creates a greater ongoing potential financial risk than exists with purchases of options, where the exposure is limited to the cost of the initial premium.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found under "Management - Trustees and Officers" in the SAI.

The Adviser and Sub-Adviser

         First American has agreed to provide  investment  advisory  services to
the  Fund  pursuant  to  an  advisory   agreement  with  the  Trust   ("Advisory
Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For the advisory services it provides to the Fund, First American receives fees of 1.00% of the Fund's average daily net assets on an annual basis. From June 2, 1998 through
 June 30, 1999, the Adviser utilized a quantitative model developed by Haugen Custom
Financial Systems, a registered investment adviser with offices at 4199 Campus Drive, Suite 350, Irvine, CA 92612. The Adviser paid Haugen Custom
Financial Systems a monthly fee at the annual rate of .065% of the Fund's average daily net assets on the first $100 million;
 .125% of the Fund's average daily net assets on the next $100 million and .03% of the Fund's average daily net assets exceeding $200 million.

         For the period June 2, 1998 through September 30, 1998, due to waivers and reimbursements, First American received no advisory fees. For the period June 2, 1998 through September 30, 1998, Haugen Custom Financial Systems received fees of $6,666.67.

         First American has agreed voluntarily to waive or reimburse all or a portion of the advisory fee and/or to voluntarily assume certain expenses of the Fund to the extent necessary to maintain the total expense ratio of each Class of the Fund as set forth in the table of "Fund Expenses" herein. The Adviser may discontinue voluntarily waiving or reimbursing its fees and assuming expenses of the Fund at any time.

         First American is a wholly-owned subsidiary of The First American Financial Corporation. First American was established on December 1, 1995. The principal business address of First American is 567 San Nicolas Drive, Suite 101, Newport Beach, California 92660. Prior to becoming an adviser to the First Choice Funds Trust, the staff at First American managed assets for personal trusts, employee benefit plans and corporate accounts through the Investment Section of its affiliate company, First American Trust Company.

         Based upon the advice of counsel, First American believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent First American from continuing to perform such services for the Fund. If First American were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board, or that the Board would recommend other appropriate action.

         The Fund utilizes an Investment Committee to perform the day-to-day management of the Fund's portfolio.

Distributor

     First Data Distributors, Inc. has its principal office at 4400 Computer Drive, Westborough, Massachusetts 01581. The Distributor will receive orders for, sell, and distribute shares of the Fund. The Distributor also serves as distributor of other mutual funds.

         The Distributor or the Adviser may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Fund. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

         The Retail Class shares of the Fund have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Retail Class shares of the Fund may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Fund. These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Retail Class shares of the Funds, include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses;
(iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily NAV of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses, SAIs and other materials to be given or sent to prospective investors; (v) such other similar services as the Trustees determine to be reasonably calculated to result in sales of shares of the Fund; (vi) costs of shareholder servicing incurred by broker-dealers, banks or other financial institutions; and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Fund. The Retail Class shares of the Fund will pay its proportionate costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

Administrative Services

         The Fund has entered into an Administrative Services Contract with Investor Services Group pursuant to which the Administrator provides certain management and administrative services necessary for the Fund's operations ("Administration Agreement"), including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets. Investor Services Group receives a separate fee for providing fund accounting services to the Fund pursuant to the Administration Agreement.

         Pursuant to a Transfer Agency Agreement between the Trust and Investor Services Group, Investor Services Group serves as the Trust's transfer agent and dividend disbursing agent.

Service Organizations

         Various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Retail Class shares of the Fund, such as maintaining shareholder accounts and records. The Retail Class shares of the Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily NAV of the shares owned by shareholders with whom the Service Organization has a servicing relationship.

         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Other Expenses

         The Fund bears all costs of its operations, other than expenses specifically assumed by Investor Services Group and First American. The costs borne by the Fund includes legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Fund's portfolio securities, expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares, expenses of maintaining the Fund's legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See the "Management" section in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the funds in the Trust in relation to the net assets of each fund, or on another reasonable basis.

Year 2000 Compliance

          The Fund's operations depend on the seamless functioning of computer systems in the financial services industry, including those of the Adviser, the Custodian and the Administrator and Transfer Agent. The failure of computer systems to properly process date-related information after December 31, 1999 because of the method by which dates are encoded could adversely affect the handling of securities trades, pricing and account servicing for the Fund. The Adviser is taking steps that it believes are reasonably designed to address Year 2000 issues with respect to its computer systems. The Adviser also has been informed that comparable steps are being taken by the Fund's other major service providers. Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Fund invests and, by extension, the value of those companies' shares held by the Fund. The Adviser does not currently anticipate that the Year 2000 issues will have a material impact on its ability to fulfill its duties as investment adviser to the Fund. However, no assurance can be given that these issues will not result in significant operational disruptions.

                              FUND SHARE VALUATION

         The NAV per share of the Fund is normally calculated at 4:00 p.m. (Eastern time) Monday through Friday, on each day the New York Stock Exchange ("NYSE") is open for business ("Business Day"), which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share of each class is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of each class. All expenses, including fees paid to the Adviser, the Administrator and the Distributor, are accrued daily and taken into account for the purpose of determining the Fund's NAV. Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each fund within the Trust in relation to the net assets of each fund, or on another reasonable basis. These general expenses (e.g., liability insurance premiums) are allocated among the funds based on each fund's relative average net assets. Within each class, the expenses are allocated proportionately based on the average net assets of each class, except class specific expenses which are allocated directly to the respective class.

                       PRICING AND PURCHASE OF FUND SHARES

         Orders for the purchase of shares will be executed at the NAV per share next determined after an order in proper form has been received. Purchase of shares is subject to applicable sales charges and minimum purchase requirements as described below. All initial investments should be accompanied by a completed Purchase Application.
The Fund reserves the right to reject purchase orders.

         All funds received are invested in full and fractional shares of the Fund after deduction of any applicable sales charge. Certificates for shares are not issued. The Transfer Agent maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase. The Fund does not accept third party or foreign checks.

     Sales Charge. The Retail Class shares will be sold at the net asset value next determined subject to a sales charge as follows:

                                                              Reallowance to
     Sales Charge as a          Sales Charge as a           Broker - Dealers
 % of the Offering Price   % of the Amount Invested    (% of the Offering Price)
 -----------------------   ------------------------    -------------------------

           4.5%                      4.71%                       4.5%

The Retail Class shares are available without a sales charge to (i) trust, investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates pursuant to a written agreement; (ii) Trustees of the Trust (and family members) and employees (and family members) of the Adviser, the Administrator or their affiliates; (iii) correspondents pursuant to a written agreement; and (iv) persons who make an initial investment of $1 million or more or have a balance of $1 million or more in the Fund.

         An investment may be made using any of the following methods:

         Through an Authorized Broker, Investment Adviser or Service Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker, investment adviser or Service Organization will then contact the Distributor to place the order on your behalf on that day. Orders for the Fund received prior to 4:00 p.m. Eastern time will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

         Automatic   Investment  Program.  An  eligible   shareholder  may  also
participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers each month into their established Fund account. Contact the Fund for more information about the Automatic Investment Program.

     By Wire. Subject to acceptance by the Trust, shares of the Fund may be purchased by wiring Federal Funds to the Fund (see the instructions below).

Initial Investments by Wire

         Subject to acceptance by the Trust, shares of the Fund may be purchased by wiring Federal Funds. A completed Purchase Application must be sent by overnight delivery to the Fund at the address noted below in advance of the wire. For the Fund, notification must be given to the Fund at 1-888-FIRST16 prior to the wire date. (Prior notification must also be received from investors with existing accounts.)

                               First Choice Funds
                  c/o First Data Investor Services Group, Inc.
                                  P.O. Box 5176
                      Westborough, Massachusetts 01581-5176

         Federal Funds purchases will be accepted only on a day on which the Fund and the custodian bank are open for business.

Initial Investments by Mail

         Subject to acceptance by the Trust, an account may also be opened by completing and signing a Purchase Application, and mailing it to the Fund at the address noted below, together with a check (see "Minimum Purchase Requirements" below) payable to the:

                               First Choice Funds
                  c/o First Data Investor Services Group, Inc.
                                  P.O. Box 5176
                      Westborough, Massachusetts 01581-5176

         The Fund to be purchased should be designated on the Purchase Application. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to your account at the NAV per share of the Fund next determined following receipt after deduction of any applicable sales charge. Such payment need not be converted into Federal Funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that in the case of a redemption where a purchase was made by check, redemption proceeds will not be made available until clearance of the purchase check, which may take up to 15 days after purchase.

     Institutional Accounts. Bank trust departments and other institutional accounts may place orders directly with the Fund by telephone at 1-888-FIRST16.

                          MINIMUM PURCHASE REQUIREMENTS

         The minimum initial investment for the Institutional Class shares is $50,000. The minimum initial investment for the Retail Class shares is $1,000, unless the investor is a purchaser who, at the time of purchase, has a balance of $1,000 or more in the Trust, is a purchaser through a trust investment manager or account manager or is administered by the Adviser, is an employee of First American or any of its affiliates, the Administrator, or any other service provider. Note that the minimum is $250 for an IRA, other than an IRA for which First American Financial or any of its affiliates acts as trustee or custodian. The minimum amount for an initial exchange is $500. Any subsequent investments, including an IRA investment, must be at least $50 ($1,000 for the Institutional Class). All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus and a separate application is required for IRA investments. The Fund reserves the right to reject purchase orders.

                         INDIVIDUAL RETIREMENT ACCOUNTS

         The Fund may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with First American or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service and there are various types of IRAs available, including Individual, Spousal, Rollover, Roth-Contributory and Roth-Conversion. A $7.50 establishment fee and an annual $15 maintenance and custody fee is payable with respect to each IRA, and there will be a $12 termination fee when the account is closed. For more information concerning investments by IRAs, call the Fund at 1-888-FIRST16.

                             EXCHANGE OF FUND SHARES

         The Fund offers two convenient ways to exchange shares in one fund for shares in another fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at c/o First Data Investor Services Group, Inc., P.O. Box 5176, Westborough, Massachusetts 01581-5176, or by calling 1-888-FIRST16. The Trust may terminate or amend the terms of the exchange privilege at any time. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.

         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the NAV next determined following receipt of the request by the Fund in good order, plus any applicable sales charge. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

         Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

         Exchange by Telephone. To exchange Fund shares by telephone, or if you have any questions, simply call the Fund at 1-888-FIRST16. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The telephone exchange privilege will be suspended for a period of ten days following an address change made by telephone. The conversation may be recorded to protect you and the Fund. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See the "Redemption of Fund Shares By Telephone" below for a discussion of telephone transactions generally.

                            REDEMPTION OF FUND SHARES

         Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the NAV next determined after a redemption request in good order has been received by the Fund. A redemption is a taxable transaction on which gains or losses may be recognized.

         Where the shares to be redeemed have been purchased by check, the Fund will make redemption proceeds available upon clearance of the purchase check, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. During the period prior to the time the shares are redeemed, the shareholder will be entitled to exercise all beneficial rights of ownership.

         Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the NYSE is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing, or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

Redemption Methods

         To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Because it may be difficult to place orders by telephone during periods of severe market or economic change, a shareholder should consider alternative methods of communications, such as mail or couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

         You may redeem your shares using any of the following methods:

         Through an Authorized Broker, Investment Adviser or Service Organization. You may redeem your shares by contacting your broker, investment adviser or Service Organization representative and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. He or she may charge you a fee for this service.

         By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; and (iv) the signatures of all registered owners. To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required when redemption proceeds are to be sent to an address other than the registered address or if the redemption proceeds exceed $50,000.
Shareholders may contact the Fund at 1-888-FIRST16 for further details.

         By Telephone. Provided the Telephone Redemption Option has been authorized by an investor in a purchase application, a redemption of shares may be requested by calling the Fund at 1-888-FIRST16 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Redemptions in excess of $50,000 may not be made by telephone. The telephone redemption privilege will be suspended for a period of ten days following an address change made by telephone. If the Telephone Redemption Option or the Telephone Exchange Option (as described above) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone redemption services are not available for IRAs and trust relationships of First American and its affiliates.

         Systematic Withdrawal Plan. An owner of $10,000 or more of shares of the Fund may elect to have periodic redemptions made from his or her account, to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the NAV, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at the NAV determined on the distribution payment date.

         Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder to less than the amount of the applicable minimum initial investment requirement. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above the minimum, this restriction will not apply.

         Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                 DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

         The Fund intends to qualify annually, and to elect to be treated, as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

         The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Income dividends and distributions from net short-term capital gains, if any, are paid to shareholders quarterly.

         Distributions will be paid in additional Fund shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five business days prior to the record date, to receive such distributions in cash.

          Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) generally will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his/her Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

         Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

         A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his/her Fund shares. Such distributions in excess of a shareholder's cost basis in his/her shares would be treated as a gain realized from a sale of such shares.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund held six months or less with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

         The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code and regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

         Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the dividends received deduction for corporate shareholders, subject to holding period requirements and debt financing restrictions under the Code.

         The Fund, when investing in securities of foreign issuers, may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund intends to elect, if it is eligible to do so under the Code, to "pass-through" to its shareholders the amount of such foreign taxes paid. If such an election is made by the Fund, each shareholder of the Fund will be required to include in gross income the taxable dividends received and the amount of pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) their pro rata share of the foreign taxes in computing their taxable income or to use it (subject to limitations) as a foreign tax credit against their U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

         Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

                                OTHER INFORMATION

Capitalization Structure

         First Choice Funds Trust was organized as a Delaware business trust on June 5, 1996, and currently consists of three separately managed portfolios. The Trust's Board of Trustees has authorized the issuance of multiple series representing shares in corresponding investment portfolios of the Trust. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the particular matter affects only one class. This Prospectus relates to each of the Fund's classes of shares - the Retail Class and the Institutional Class. The Retail Class shares are available to customers through authorized broker-dealers at a sales charge of 4.5% (4.71% of the amount invested). The Institutional Class shares are subject to a minimum investment of $50,000 and are available to institutional investors without a sales charge. The Institutional Class shares and Retail Class shares are identical in all other respects, with the exception that Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees. All shares of the Fund issued and outstanding are fully paid and non-assessable. The Fund will be treated as a separate entity for Federal income tax purposes. Call 1-888-FIRST16 or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.

         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

Voting

         Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act. Refer to the "Other Information Voting Rights" section in the SAI.

         Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

Performance Information

         The Fund may, from time to time, include its average annual total return in advertisements or reports to shareholders or prospective investors. The average annual total return for each class is computed in accordance with the SEC's standardized formula and may be calculated with or without the effect of the sales load with respect to the Retail Class. The calculation for each class assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of shares of a class, if shorter) through the most recent calendar quarter. Shareholders of the Retail Class of shares will experience a lower net return on their investment than shareholders of the Institutional Class of shares because of the sales charge, additional shareholder servicing and Rule 12b-1 fees to which the Retail Class shares are subject.

         Performance information for the Fund may be compared to various unmanaged indices, such as those prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of the future. For a more detailed description of the methods used to determine the total return for the Fund, refer to the SAI.

Account Services

         All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is the shareholder of record for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     Investor Services Group acts as the Fund's transfer agent. The Trust compensates Investor Services Group, the Trust's administrator, pursuant to a Services Agreement for providing personnel and facilities that perform dividend disbursing and transfer agency-related services for the Trust. See "Management of the Fund -Administrative Services."

Shareholder Inquiries

     All shareholder inquiries should be directed to the Fund at P.O. Box 5176, Westborough, Massachusetts 01581-5176. General and Account Information should be directed to the Fund at: 1-888- FIRST16.

Investment Adviser

First American Capital Management, Inc.
567 San Nicolas Drive
Suite 101
Newport Beach, California 92660

Administrator

First Data Investor Services Group, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-5176

Custodian

Investors Fiduciary Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105-1716

Counsel

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

Independent Accountants

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110










                                            First Choice Equity Fund
                                            Prospectus
                                            December 15, 1998 as revised on
 June 30, 1999


 FIRST CHOICE FUNDS TRUST
4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581
GENERAL AND ACCOUNT INFORMATION: 1-888-FIRST16

SUPPLEMENT DATED JUNE 30, 1999
TO STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 15, 1998 AS REVISED ON FEBRUARY 10, 1999

	This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

References to the Equity Fund Prospectus dated December 15, 1998 should read as the Equity Fund Prospectus dated December 15, 1998 as revised on June 30, 1999.

	The following information replaces similar information found in paragraph 2 of the "Investment Adviser" section beginning on page 12:

From June 2, 1998 through June 30, 1999, the Adviser utilized, as part of the investment process for the Equity Fund, a quantitative model developed by Haugen Custom Financial Systems, a registered investment adviser with offices at 4199 Campus
Drive, Suite 350, Irvine, CA 92612. The Adviser paid Haugen Custom Financial Systems a monthly fee at the annual rate of .065% of the Equity Fund's average daily net assets on the first $100 million; .125% of the Equity Fund's average daily net assets on the next $100 million and .03% of the Equity Fund's average daily net assets exceeding $200 million. For the period June 2, 1998 through September 30, 1998, Haugen Custom Financial Systems received fees of $6,666.67.